UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 17, 2013

JAMES RIVER COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Virginia	000-51129	54-1602012
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 E. Byrd Street, Suite 1600, Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(804) 780-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Convertible Senior Notes Exchange Transactions

On May 17, 2013, James River Coal Company (the “Company”) entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) pursuant to which the Company will retire $90.0 million in aggregate principal amount of its 4.50% Convertible Senior Notes due 2015 (the “Existing 2015 Notes”) and $153.4 million in aggregate principal amount of its 3.125% Convertible Senior Notes due 2018 (the “Existing 2018 Notes” and, together with the Existing 2015 Notes, the “Existing Notes”), in exchange for its issuance of a new series of 10.00% Convertible Senior Notes due 2018 (the “New Notes”) in an aggregate original principal amount of $123.3 million (collectively, the “Exchange Transactions”). The New Notes will be issued in connection with the closing of the Exchange Transactions, which is currently expected to occur on May 22, 2013, and will be issued pursuant to an indenture between the Company and U.S. Bank, National Association, as trustee.

The New Notes will be the Company’s senior unsecured obligations and will rank equally with all of the Company’s other existing and future senior unsecured indebtedness. The New Notes will be guaranteed by certain subsidiaries of the Company.

The New Notes will be convertible into shares of Company common stock at an initial conversion rate of 200 shares per $1,000 in original principal amount of New Notes, which is equal to an initial conversion price of $5.00 per share. The New Notes may be converted in whole or in part prior to maturity (unless earlier repurchased), at the option of the holder. In addition, upon satisfaction of certain conditions, the Company may elect to convert the New Notes in whole or in part, prior to maturity. Upon certain fundamental changes, holders of the New Notes will have the option to require the Company to purchase all or any portion of the holder’s New Notes.

The Company has agreed to file a shelf registration statement under the Securities Act of 1933, as amended (the “Securities Act”) covering the resale of the shares of Company common stock issuable upon conversion of the New Notes. The Company will be required to pay specified additional interest on the New Notes if the Company fails to file or to cause the effectiveness of the registration statement within specified time periods, or if the registration statement ceases to be effective or the use of the prospectus is suspended for specified time periods. Shares of Company common stock issuable upon conversion of the New Notes have been reserved for issuance and will be listed on the Nasdaq Global Select Market.

The New Notes, the guarantees of the New Notes and the shares of Company common stock issuable upon conversion of the New Notes have not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

The foregoing description of the Exchange Agreements and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements, which are attached as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

Consent to Revolving Credit Agreement

On May 10, 2013, the Company entered into a consent agreement (the “Consent”) by and among the Company and certain of its subsidiaries identified as Borrowers or Guarantors on the signature pages thereto (collectively, the “Credit Parties”), the lenders party to the Company’s Second Amended and Restated Revolving Credit Agreement, dated as of June 30, 2011 (the “Credit Agreement”), and General Electric Capital Corporation, as Administrative Agent for the lenders party thereto (the “Administrative Agent”), pursuant to which the Administrative Agent and the lenders party thereto granted consent to permit the Company and the other Credit Parties to provide convertible note guarantees in connection with issuance of the New Notes and certain other financings related to the Existing Notes.

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Supplemental Indenture

On May 16, 2013, the Company entered into a Supplemental Indenture to the Indenture, dated March 29, 2011, relating to the Company’s 7.875% Senior Notes due 2019 (the “2019 Notes”), by and between the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as Trustee, pursuant to which the parties cured a defect in the Indenture by changing the section reference in Section 4.03(a)(6) of the Indenture from Section 4.06 to Section 4.10.

The foregoing summaries of the Consent and the Supplemental Indenture, and the transactions contemplated thereby, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements, which are attached as Exhibit 10.3 and Exhibit 10.4, respectively, and are incorporated herein by reference.

ITEM 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES

The information included under the caption “Convertible Senior Notes Exchange Transactions” under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Company offered the New Notes to certain holders of the Existing 2015 Notes and Existing 2018 Notes in reliance on the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act. The offers and sales of the New Notes did not involve a public offering, the solicitation of offers for the New Notes was not done by any form of general solicitation or general advertising, and offers for the New Notes were only solicited from persons believed to be “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and “qualified institutional buyers” within the meaning of Rule 144A promulgated under the Securities Act.

ITEM 8.01.     OTHER EVENTS

On May 17, 2013, the Company issued a press release announcing the Exchange Transactions and the pricing of the New Notes. This press release is attached to, and is hereby incorporated by reference in, this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Exchange Agreement (Existing 2015 Notes), dated May 17, 2013.
10.2	Form of Exchange Agreement (Existing 2018 Notes), dated May 17, 2013.
10.3

Consent, dated as of May 10, 2013, by and among the Company and certain of its subsidiaries identified on the signature pages thereto, as Borrowers, and the other credit parties thereto, identified on the signature pages thereto as Guarantors, the Lenders party thereto, and General Electrical Capital Corporation, as Administrative Agent and as Collateral Agent.

10.4

Supplemental Indenture, dated as of May 16, 2013, by and among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as Trustee, amending the Indenture, dated March 29, 2011, relating to the 2019 Notes.

99.1	Press Release dated May 17, 2013 issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER COAL COMPANY

(Registrant)

By: /s/ Samuel M. Hopkins, II

Samuel M. Hopkins, II
Vice President and Chief Accounting Officer

Date: May 17, 2013

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